UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00041

GENERAL AMERICAN INVESTORS COMPANY, INC.
(Exact name of registrant as specified in charter)

530 Fifth Avenue, 26th Floor, New York, New York 10036
(Address of principal executive offices) (Zip code)

Eugene S. Stark

General American Investors Company, Inc.

530 Fifth Avenue

26th Floor

New York, New York 10036

(Name and address of agent for service)

Copy to:

William G. Farrar, Esq.

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

Registrant's telephone number, including area code: 212-916-8400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

TO THE STOCKHOLDERS

F

or the six months ended June 30, 2022, return as measured based upon net asset value (NAV) per common share, including reinvestment of dividends and distributions, was (19.10)% while the investment return to our stockholders (based upon market price per share), also including reinvestment of dividends and distributions, was (19.02)%. By comparison, the return for our benchmark, the Standard and Poor’s 500 Stock Index (including income), was (19.96)% during this period. For the twelve months ended June 30, 2022, return on net asset value was (10.20)% and return to our stockholders was (11.68)% which compares to the return of the S&P 500 Stock Index of (10.62)%. During both time periods, the discount at which our shares traded continued to fluctuate and on June 30, 2022 it was 15.87%.

As detailed in the accompanying financial statements (unaudited), as of June 30, 2022, the net assets applicable to the Company’s Common Stock were $1,007,632,841 equal to $42.03 per Common Share.

The decrease in net assets resulting from operations for the six months ended June 30, 2022 was $247,098,914. During this period, the net realized gain on investments was $33,096,243 and the decrease in net unrealized appreciation was $277,126,142. Net investment income for the six months was $2,586,971. Distributions to preferred and common shareholders amounted to $5,655,986 and $12,183,010, respectively. During the six months, the Company also repurchased 419,254 of its shares at a cost of $15,989,353, an average discount to net asset value of 16.9%.

Financial markets in the second quarter declined as uncertainty over economic and financial conditions accelerated. The Federal Reserve raised interest rates in a weakening economic environment reflecting concerns of a sustained and elevated level of inflation. Though not without precedent, the current policy by the Federal Reserve is highly unusual and may not address the real issues underpinning inflation. The Fed has only blunt instruments to manage the economy, and it appears its intent is to offset the challenges of broken supply chains with reduced demand. Unfortunately, price pressures seem to result from prior excess fiscal policy and China’s failure to open its economy fully as its “Zero-COVID” policies remain in place. Tightening monetary policy may not affect these types of price pressures without serious repercussions. Likewise, an increasingly belligerent Russian occupation of eastern Ukraine has further exacerbated price pressures. Changes in employment behavior in the U.S. and other western economies has also pressured wages higher as the “below potential” tight supply of labor continues.

Equity prices in the first quarter seemed to retreat on investors’ reluctance to pay high valuation multiples for growth stocks with interest rate expectations rising. The second quarter experienced declining breadth in equity markets and weakness in sectors with less exuberant valuations, likely signaling investors’ view of an increased recession probability. Without a conclusion to the Fed’s tightening or supply chain resolution, households may find themselves in a tightening vise of rising energy, food, and housing costs amid weakening employment trends and contracting net worth. Meanwhile, consumer debt service costs are also growing, affecting more consumers. In recent earnings commentary, several companies note slower-paying mobile telephone customers, while consumer credit defaults seem to be increasing.

While it may be facile to identify the many negatives in this environment and draw few positive outcomes, the reality is that the equity and debt markets have been discounting this new paradigm for months overall and for nearly a year relative to high-growth investments. Recent surveys suggest sentiment is as weak as it was during the Great Financial Crisis and at the beginning of the COVID pandemic. Therefore, it seems plausible that much of the bad news is already discounted and that, perhaps, the Fed is closer to ending its restrictive policies than many expect.

The environment of high nominal GDP growth and positive, albeit modest, real growth presents managements with difficult choices and opportunities that appear less painful than those that come with a contracting economy. Opportunities may make themselves evident amid high volatility and elevated uncertainty, especially for those who can suspend disbelief and maintain a perspective of the range of potential outcomes over the long-term.

In short, though concerned with elevated risks in this challenging environment, we believe with current interest rates and U.S. economic performance, equities remain more attractive than fixed income.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend and distribution payments, financial reports, and press releases, is on our website and has been updated through June 30, 2022. It can be accessed on the internet at www.generalamericaninvestors.com.

By Order of the Board of Directors,

General American Investors Company, Inc.

Jeffrey W. Priest
President and Chief Executive Officer

July 27, 2022

STATEMENT OF INVESTMENTS June 30, 2022 (Unaudited)
General American Investors

2

	Shares	COMMON STOCKS		Value (Note 1a)
Communication Services (12.2%)	Media and Entertainment (8.8%)
	25,500	Alphabet Inc. - Class C (a)		$55,779,975
	1,011,225	Angi Inc. (a)		4,631,410
	50,768	Liberty Broadband Corporation - Series C (a)		5,870,812
	69,500	Meta Platforms, Inc. - Class A (a)		11,206,875
	116,478	The Walt Disney Company (a)		10,995,523
			(Cost $59,918,445)	88,484,595
	Telecommunication Services (3.4%)
	257,950	T-Mobile US, Inc. (a)	(Cost $29,113,957)	34,704,593
			(Cost $89,032,402)	123,189,188

Consumer Discretionary (11.0%)	Retailing (11.0%)
	286,000	Amazon.com, Inc. (a)		30,376,060
	324,592	Bath & Body Works, Inc.		8,738,017
	192,984	Dufry AG (a) (Switzerland)		6,238,397
	167,065	Expedia Group, Inc. (a)		15,842,774
	130,951	Target Corporation		18,494,210
	550,092	The TJX Companies, Inc.		30,722,638
			(Cost $65,567,938)	110,412,096

Consumer Staples (10.6%)	Food, Beverage and Tobacco (6.1%)
	325,000	Nestlé S.A. (Switzerland)		37,938,512
	140,000	PepsiCo, Inc.		23,332,400
			(Cost $15,322,831)	61,270,912
	Food and Staples Retailing (2.5%)
	53,000	Costco Wholesale Corporation	(Cost $1,601,596)	25,401,840

	Household and Personal Products (2.0%)
	435,000	Unilever PLC (Netherlands/United Kingdom)	(Cost $12,310,109)	19,747,779
			(Cost $29,234,536)	106,420,531

Energy (4.4%)	644,230	Cameco Corporation (Canada)		13,541,715
	61,991	Chevron Corporation		8,975,057
	1,470,030	Energy Transfer LP		14,670,899
	1,173,370	Gulf Coast Ultra Deep Royalty Trust		52,802
	68,500	Hess Corporation		7,256,890
			(Cost $29,046,325)	44,497,363

Financials (19.7%)	Banks (2.5%)
	80,000	JPMorgan Chase & Co.		9,008,800
	100,000	M&T Bank Corporation		15,939,000
			(Cost $3,188,933)	24,947,800
	Diversified Financials (6.8%)
	110	Berkshire Hathaway Inc. - Class A (a)(b)		44,984,500
	11,549	Berkshire Hathaway Inc. - Class B (a)		3,153,108
	243,415	Nelnet, Inc.		20,751,129
			(Cost $5,330,784)	68,888,737
	Insurance (10.4%)
	937,459	Arch Capital Group Ltd. (a) (Bermuda)		42,645,010
	250,000	Axis Capital Holdings Limited (Bermuda)		14,272,500
	121,500	Everest Re Group, Ltd. (Bermuda)		34,054,020
	226,927	MetLife, Inc.		14,248,746
			(Cost $30,515,708)	105,220,276
			(Cost $39,035,425)	199,056,813

3

STATEMENT OF INVESTMENTS June 30, 2022 (Unaudited) - continued
General American Investors

	Shares	COMMON STOCKS (continued)		Value (Note 1a)
Health Care (9.9%)	Health Care Equipment and Services (0.7%)
	62,000	Abbott Laboratories	(Cost $5,079,301)	$6,736,300

	Pharmaceuticals, Biotechnology and Life Sciences (9.2%)
	79,553	Azenta, Inc.		5,735,771
	141,100	Gilead Sciences, Inc.		8,721,391
	283,439	Intra-Cellular Therapies, Inc. (a)		16,178,698
	240,191	Merck & Co., Inc.		21,898,214
	1,752,470	Paratek Pharmaceuticals, Inc. (a)		3,382,267
	345,808	Pfizer Inc.		18,130,713
	21,076	Regeneron Pharmaceuticals, Inc. (a)		12,458,656
	403,201	Valneva SE (a) (France)		4,586,612
	1,877,497	VBI Vaccines, Inc. (a) (Canada)		1,517,956
			(Cost $60,950,684)	92,610,278
			(Cost $66,029,985)	99,346,578

Industrials (10.8%)	Capital Goods (3.4%)
	146,131	Eaton Corporation plc (Ireland)		18,411,045
	165,000	Raytheon Technologies Corporation		15,858,150
			(Cost $16,856,475)	34,269,195
	Commercial and Professional Services (6.8%)
	524,895	Republic Services, Inc.	(Cost $7,346,689)	68,693,008

	Transportation (0.6%)
	147,300	GXO Logistics, Inc. (a)	(Cost $11,819,279)	6,373,671
			(Cost $36,022,443)	109,335,874

Information Technology (22.1%)	Semiconductors and Semiconductor Equipment (7.8%)
	383,364	AIXTRON SE (Germany)		9,714,226
	101,652	Applied Materials, Inc.		9,248,299
	79,600	ASML Holding N.V. (Netherlands)		37,880,048
	30,000	Broadcom Inc.		14,574,300
	68,009	Universal Display Corporation		6,878,430
			(Cost $28,817,313)	78,295,303
	Software and Services (7.4%)
	30,000	Adobe Inc. (a)		10,981,800
	235,000	Microsoft Corporation		60,355,050
	11,000	Tyler Technologies, Inc. (a)		3,657,280
			(Cost $21,505,905)	74,994,130
	Technology, Hardware and Equipment (6.9%)
	348,000	Apple Inc.		47,578,560
	525,000	Cisco Systems, Inc.		22,386,000
			(Cost $10,176,168)	69,964,560
			(Cost $60,499,386)	223,253,993

Materials (4.1%)	315,141	Agnico Eagle Mines Limited (Canada)		14,420,852
	1,813,042	Alamos Gold Inc. - Class A (Canada)		12,727,555
	820,960	Algoma Steel Group Inc. (Canada)		7,372,221
	313,593	Cleveland-Cliffs Inc. (a)		4,819,924
	874,076	Venator Materials PLC (a) (United Kingdom)		1,818,078
			(Cost $46,507,537)	41,158,630

4

STATEMENT OF INVESTMENTS June 30, 2022 (Unaudited) - continued
General American Investors

(see notes to unaudited financial statements)

	Shares	COMMON STOCKS (continued)		Value (Note 1a)
Miscellaneous (0.8%)	625,404	Other (c)	(Cost $8,326,032)	$7,713,110

		TOTAL COMMON STOCKS (105.6%)	(Cost $469,302,009)	1,064,384,176

		SHORT-TERM SECURITY AND OTHER ASSETS
	137,743,242	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 1.39% (d) (13.7%)	(Cost $137,743,242)	137,743,242

TOTAL INVESTMENTS (e) (119.3%)			(Cost $607,045,251)	1,202,127,418
Liabilities in excess of other assets (-0.4%)				(4,377,402)
				1,197,750,016
PREFERRED STOCK (-18.9%)				(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)				$1,007,632,841

(a)Non-income producing security.

(b)50 shares of 110 total shares held as collateral for options written.

(c)Securities which have been held for less than one year, not previously disclosed, and not restricted.

(d)7-day yield.

(e)At June 30, 2022, the cost of investments for Federal income tax purposes was $607,409,264; aggregate gross unrealized appreciation was $644,485,546; aggregate gross unrealized depreciation was $49,767,392; and net unrealized appreciation was $594,718,154.

5

MAJOR STOCK CHANGES (a): Three Months Ended June 30, 2022 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

Increases	Net Shares Transacted	Shares Held
New Positions
Algoma Steel Group Inc.	820,960	820,960
Azenta, Inc.	—	79,553	(b)
Bath & Body Works, Inc.	324,592	324,592

Additions
Agnico Eagle Mines Limited	15,000	315,141
Alamos Gold Inc. - Class A	30,000	1,813,042
Energy Transfer LP	150,000	1,470,030
Expedia Group, Inc.	78,000	167,065
GXO Logistics, Inc.	30,000	147,300
Hess Corporation	8,500	68,500
Paratek Pharmaceuticals, Inc.	304,300	1,752,470
The Walt Disney Company	25,000	116,478

Decreases
Eliminations
Advance Auto Parts, Inc.	57,761	—
Booking Holdings Inc.	4,000	—
Dufry AG ADR	127,584	—
Fiserv, Inc.	82,500	—
Walmart Inc.	95,140	—

Reductions
AIXTRON SE	50,000	383,364
Angi Inc.	175,189	1,011,225
Applied Materials, Inc.	20,000	101,652
Berkshire Hathaway Inc. - Class B	10,000	11,549
Cisco Systems, Inc.	18,000	525,000
Cleveland-Cliffs Inc.	141,076	313,593
Gulf Coast Ultra Deep Royalty Trust	887,233	1,173,370
MetLife, Inc.	90,000	226,927
Raytheon Technologies Corporation	10,000	165,000
Regeneron Pharmaceuticals, Inc.	2,000	21,076

(a)Common shares unless otherwise noted.

(b)Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other.

6

PORTFOLIO DIVERSIFICATION June 30, 2022 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of June 30, 2022 is shown in the table.

Industry Category	Cost (000)	Value (000)	Percent Common Net Assets*
Information Technology
Semiconductors & Semiconductor Equipment	$28,817	$78,295	7.8%
Software & Services	21,506	74,994	7.4
Technology, Hardware & Equipment	10,176	69,965	6.9
	60,499	223,254	22.1
Financials
Banks	3,189	24,948	2.5
Diversified Financials	5,331	68,889	6.8
Insurance	30,516	105,220	10.4
	39,036	199,057	19.7
Communication Services
Media & Entertainment	59,918	88,485	8.8
Telecommunication Services	29,114	34,704	3.4
	89,032	123,189	12.2
Consumer Discretionary
Retailing	65,568	110,412	11.0

Industrials
Capital Goods	16,856	34,269	3.4
Commercial & Professional Services	7,347	68,693	6.8
Transportation	11,819	6,374	0.6
	36,022	109,336	10.8
Consumer Staples
Food, Beverage & Tobacco	15,323	61,271	6.1
Food & Staples Retailing	1,602	25,402	2.5
Household & Personal Products	12,310	19,748	2.0
	29,235	106,421	10.6
Health Care
Health Care Equipment & Services	5,079	6,736	0.7
Pharmaceuticals, Biotechnology & Life Sciences	60,951	92,610	9.2
	66,030	99,346	9.9

Energy	29,046	44,497	4.4
Materials	46,508	41,159	4.1
Miscellaneous**	8,326	7,713	0.8

	469,302	1,064,384	105.6
Short-Term Securities	137,743	137,743	13.7
Total Investments	$607,045	1,202,127	119.3
Liabilities in Excess of Other Assets		(4,377)	(0.4)
Preferred Stock		(190,117)	(18.9)
Net Assets Applicable to Common Stock		$1,007,633	100.0%

*Net Assets applicable to the Company’s Common Stock

**Securities which have been held for less than one year, not previously disclosed, and not restricted.

7

STATEMENT OF ASSETS AND LIABILITIES June 30, 2022 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

Assets
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $469,302,009)		$1,064,384,176
Money market fund (cost $137,743,242)		137,743,242

Total investments (cost $607,045,251)		1,202,127,418

OTHER ASSETS
Cash	$9,655
Dividends, interest and other receivables	1,299,821
Present value of future office lease payments (note 8)	3,775,231
Qualified pension plan asset, net excess funded (note 7)	9,822,636
Prepaid expenses, fixed assets, and other assets	875,074	15,782,417

TOTAL ASSETS		1,217,909,835

Liabilities
Payable for securities purchased	521,508
Accrued compensation payable to officers and employees	2,082,740
Accrued Preferred Stock dividend not yet declared	219,955
Present value of future office lease payments (note 8)	3,775,231
Accrued supplemental pension plan liability (note 7)	6,621,132
Accrued supplemental thrift plan liability (note 7)	6,383,933
Accrued expenses and other liabilities	555,320

TOTAL LIABILITIES		20,159,819

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,604,687 shares at a liquidation value of $25 per share (note 5)		190,117,175

NET ASSETS APPLICABLE TO COMMON STOCK - 23,975,610 shares (note 5)		$1,007,632,841

NET ASSET VALUE PER COMMON SHARE		$42.03

Net Assets Applicable to Common Stock
Common Stock, 23,975,610 shares at par value (note 5)	$23,975,610
Additional paid-in capital (note 5)	360,614,029
Unallocated distributions on Preferred Stock	(5,875,941)
Total distributable earnings (note 5)	627,529,032
Accumulated other comprehensive income (note 7)	1,390,111

NET ASSETS APPLICABLE TO COMMON STOCK		$1,007,632,841

8

STATEMENT OF OPERATIONS Six Months Ended June 30, 2022 (Unaudited)
General American Investors

(see notes to unaudited financial statements)

Income
Dividends (net of foreign withholding taxes of $266,220)		$8,234,280
Interest		235,648
		8,469,928

Expenses
Investment research	$3,155,668
Administration and operations	1,641,071
Office space and general	502,700
Transfer agent, custodian, and registrar fees and expenses	172,674
Auditing and legal fees	161,660
Directors’ fees and expenses	119,261
State and local taxes	78,847
Stockholders’ meeting and reports	51,076	5,882,957

NET INVESTMENT INCOME		2,586,971

Net Realized Gain and Change In Unrealized Appreciation on Investments (Notes 1, 3 and 4)
Net realized gain on investments:
Common stock	32,872,625
Purchased options	208,170
Written options	15,448
	33,096,243
Net increase (decrease) in unrealized appreciation:
Common stocks	(277,321,726)
Purchased options	211,191
Written options	(15,607)
	(277,126,142)
GAINS AND DEPRECIATION ON INVESTMENTS		(244,029,899)
NET INVESTMENT INCOME, GAINS, AND DEPRECIATION ON INVESTMENTS		(241,442,928)
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(5,655,986)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS		$(247,098,914)

9

STATEMENTS OF CHANGES IN NET ASSETS
General American Investors

(see notes to unaudited financial statements)

Operations	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Net investment income	$2,586,971	$562,688
Net realized gain on investments	33,096,243	92,595,731
Net increase (decrease) in unrealized appreciation	(277,126,142)	200,452,478
	(241,442,928)	293,610,897
Distributions to Preferred Stockholders	(5,655,986)	(11,311,972)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(247,098,914)	282,298,925

Other Comprehensive Income - Funded Status of Defined Benefit Plans (Note 7)	—	4,775,994

Distributions to Common Stockholders	(12,183,010)	(78,805,645)

Capital Share Transactions (Note 5)
Value of Common Shares issued in payment of dividends and distributions	115,454	27,517,502
Cost of Common Shares purchased	(15,989,353)	(40,969,175)
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS	(15,873,899)	(13,451,673)

NET INCREASE (DECREASE) IN NET ASSETS	(275,155,823)	194,817,601

Net Assets Applicable to Common Stock
BEGINNING OF PERIOD	1,282,788,664	1,087,971,063

END OF PERIOD	$1,007,632,841	$1,282,788,664

10

FINANCIAL HIGHLIGHTS
General American Investors

(see notes to unaudited financial statements)

The following table shows per share operating performance data, total investment return, ratios, and supplemental data for the six months ended June 30, 2022 and for each year in the five-year period ended December 31, 2021. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	Six Months Ended June 30, 2022 (unaudited)	Year Ended December 31,
		2021	2020	2019	2018	2017
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$52.59	$44.00	$43.70	$34.51	$40.47	$37.56
Net investment income	0.10	0.02	0.13	0.33	0.31	0.32
Net gain (loss) on common stocks, options and other-realized and unrealized	(9.93)	12.14	3.10	11.78	(3.03)	6.23
Other comprehensive income (loss)	—	0.20	0.03	(0.01)	(0.05)	0.08
	(9.83)	12.36	3.26	12.10	(2.77)	6.63
Distributions on Preferred Stock:
Dividends from net investment income	—	(0.06)	(0.03)	(0.07)	(0.06)	(0.04)
Distributions from net capital gains	—	(0.41)	(0.43)	(0.39)	(0.38)	(0.39)
Unallocated	(0.23)	—	—	—	—	—
	(0.23)	(0.47)	(0.46)	(0.46)	(0.44)	(0.43)
Total from investment operations	(10.06)	11.89	2.80	11.64	(3.21)	6.20
Distributions on Common Stock:
Dividends from net investment income	—	(0.46)	(0.15)	(0.39)	(0.29)	(0.30)
Distributions from net capital gains	(0.50)	(2.84)	(2.35)	(2.06)	(2.46)	(2.99)
	(0.50)	(3.30)	(2.50)	(2.45)	(2.75)	(3.29)
Net asset value, end of period	$42.03	$52.59	$44.00	$43.70	$34.51	$40.47
Per share market value, end of period	$35.36	$44.20	$37.19	$37.74	$28.44	$34.40

TOTAL INVESTMENT RETURN -
Stockholder return, based on market price per share	(19.02)%*	28.16%	5.23%	41.54%	(9.87)%	21.21%
RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock end of period (000’s omitted)	$1,007,633	$1,282,789	$1,087,971	$1,081,698	$896,789	$1,070,483
Ratio of expenses to average net assets applicable to Common Stock	1.01%**	1.24%	1.22%	1.28%	1.20%	1.28%
Ratio of net income to average net assets applicable to Common Stock	0.44%**	0.05%	0.32%	0.81%	0.78%	0.79%
Portfolio turnover rate	8.95%*	24.74%	19.33%	17.76%	23.00%	19.58%

PREFERRED STOCK
Liquidation value, end of period (000’s omitted)	$190,117	$190,117	$190,117	$190,117	$190,117	$190,117
Asset coverage	630%	775%	672%	669%	572%	663%
Asset coverage per share	$157.50	$193.68	$168.07	$167.24	$142.93	$165.77
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$25.85	$26.86	$27.50	$27.60	$25.72	$26.59

*Not annualized

**Annualized

11

NOTES TO FINANCIAL STATEMENTS (Unaudited)
General American Investors

1. Significant Accounting Policies and Other Matters – General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”) pursuant to the requirements for reporting; Accounting Standards Codification 946, Financial Services – Investment Companies (“ASC 946”), and Regulation S-X.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

a. Security Valuation Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value.

b. Options The Company may purchase and write (sell) put and call options. The Company purchases put options or writes call options to hedge the value of portfolio investments while it purchases call options and writes put options to obtain equity market exposure. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a written put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed on the Statement of Assets and Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for option activity.

c. Security Transactions and Investment Income Security transactions are recorded as of the trade date. Realized gains and losses are determined on the specific identification method. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represent amortized cost.

d. Foreign Currency Translation and Transactions Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. These changes are combined and included in net realized and unrealized gain or loss on the Statement of Operations.

12

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

1. Significant Accounting Policies and Other Matters – (Continued from bottom of previous page.)

Realized foreign exchange gains or losses may also arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses may also arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

e. Dividends and Distributions The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distributions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.

f. Federal Income Taxes The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Company’s tax positions taken or expected to be taken on Federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

g. Contingent Liabilities Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h. Indemnifications In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects any future risk of loss thereunder to be remote.

i. Coronavirus Pandemic The Coronavirus (COVID-19) pandemic has caused significant humanitarian and economic disruption both nationally and internationally for over two years. For the most part, governments worldwide have responded with significant fiscal and monetary stimulus to offset the decline in commercial activity. Multiple vaccines and improved treatments have been developed and administered to those seeking immunization or requiring medical intervention with the goal of reducing the impact of the virus. Increased market volatility has occurred as a result of the discovery and spread of variants in the virus. More recently, the expiration of fiscal stimulus programs and reduced monetary accommodations (both cessation of asset purchases and increasing interest rates) have contributed to further market volatility. The Company is currently operating in a hybrid work fashion (i.e., work from both home and in the office) but, otherwise continues to operate without significant adverse impact.

2. Fair Value Measurements – Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued at net asset value, typically $1 per share),

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, etc.), and

Level 3 - significant unobservable inputs (including assumptions in determining the fair value of investments).

13

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

2. Fair Value Measurements – (Continued from bottom of previous page.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of June 30, 2022:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,064,384,176	—	—	$1,064,384,176
Money market fund	137,743,242	—	—	137,743,242
Total	$1,202,127,418	—	—	$1,202,127,418

No transfers among levels occurred during the six month ended June 30, 2022.

3. Purchases and Sales of Securities – Purchases and sales of securities (other than short-term securities and options) for the six months ended June 30, 2022 amounted to $109,901,947 and $165,915,103, on long transactions, respectively.

4. Options – The level of activity in purchased and written options varies from year-to-year based upon market conditions. Transactions in purchased call and put options, as well as written covered call options and collateralized put options during the six months ended June 30, 2022 were as follows:

Purchased Options	Calls		Puts
	Contracts	Cost Basis	Contracts	Cost Basis
Outstanding, December 31, 2021	3,868	$355,007	—	—
Purchased	—	—	500	$113,096
Sold	(3,868)	(355,007)	(500)	(113,096)
Outstanding, June 30, 2022	—	$—	—	$—

Written Options	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Outstanding, December 31, 2021	395	$80,782	—	—
Written	3,843	807,249	470	$231,445
Terminated in closing purchase transaction	(2,903)	(525,354)	—	—
Assigned	(1,335)	(362,677)	(300)	(143,390)
Expired	—	—	(170)	(88,055)
Outstanding, June 30, 2022	—	$—	—	$—

5. Capital Stock and Dividend Distributions – The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 23,975,610 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on June 30, 2022.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption. On December 10, 2008, the Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. This authorization has been renewed annually thereafter. To date, 395,313 shares have been repurchased.

The Company allocates distributions from net capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from net capital gains, they will be paid from investment company taxable income, or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage level of at least 200% of the Preferred Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain amount of discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. If the Company fails to meet these requirements and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class. Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during the six months ended June 30, 2022 and the year ended December 31, 2021 were as follows:

	Shares		Amount
	2022	2021	2022	2021
Par value of Shares issued in payment of dividends and distributions (issued from treasury)	2,730	644,438	$2,730	$644,438
Increase in paid-in capital	—	—	112,724	26,873,064
Total increase	2,730	644,438	115,454	27,517,502
Par value of Shares purchased (at an average discount from net asset value of 16.9% and 15.1%, respectively)	(419,254)	(980,510)	(419,254)	(980,510)
Decrease in paid-in capital	—	—	(15,570,099)	(39,988,665)
Total decrease	(419,254)	(980,510)	(15,989,353)	(40,969,175)
Net decrease	(416,524)	(336,072)	$(15,873,899)	$(13,451,673)

At June 30, 2022, the Company held in its treasury 8,005,262 shares of Common Stock with an aggregate cost of $281,705,068.

The tax basis distributions during the year ended December 31, 2021 are as follows: ordinary distributions of $12,422,208 and net capital gains distributions of $77,695,409. As of December 31, 2021, distributable earnings on a tax basis totaled $888,297,456 consisting of $16,463,026 from undistributed net capital gains and $871,834,430 from net unrealized appreciation on investments. Reclassifications arising from permanent “book/tax” difference reflect non-tax deductible expenses during the year ended December 31, 2021. As a result, additional paid-in capital was decreased by $1,500,000 and total distributable earnings was increased by $1,500,000. Net assets were not affected by this reclassification. As of December 31, 2021, the Company had wash loss deferrals of $364,013 and straddle loss deferrals of $2,406,207.

6. Officers’ Compensation – The aggregate compensation accrued and paid by the Company during the six months ended June 30, 2022 to its officers (identified on back cover) amounted to $3,705,008.

7. Benefit Plans – The Company has funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans that are available to its employees. The pension plans provide defined benefits based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefit cost (income) of the plans for the six months ended June 30, 2022 were:

Service cost	$360,786
Interest cost	411,799
Expected return on plan assets	(976,959)
Amortization of recognized net actuarial loss	75,728
Net periodic benefit cost	$(128,646)

The Company recognizes the overfunded status of its defined benefit postretirement plan as an asset in the Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other comprehensive income.

5. Capital Stock and Dividend Distributions – (Continued from bottom of previous page.)

15

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
General American Investors

7. Benefit Plans – (Continued from bottom of previous page.)

The Company also has funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employees. The aggregate contra expense cost of such plans for the six months ended June 30, 2022 was $374,838. The qualified thrift plan acquired 19,800 shares in the open market of the Company’s Common Stock during the six months ended June 30, 2022 and held 580,005 shares of the Company’s Common Stock at June 30, 2022.

8. Operating Lease Commitment – The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-02, Leases, which requires lessees to reassess if a contract is or contains lease agreements and assess the lease classification to determine if they should recognize a right-of-use asset and offsetting liability on the Statement of Assets and Liabilities that arises from entering into a lease, including an operating lease. The right-of-use asset and offsetting liability is reported on the Statement of Assets and Liabilities in line items entitled, “Present value of future office lease payments.” Since the operating lease does not specify an implicit rate, the right-of-use asset and liability have been calculated using a discount rate of 3.0%, which is based upon high quality corporate interest rates for a term equivalent to the lease period as of January 1, 2018. The annual cost of the operating lease continues to be reflected as an expense in the Statements of Operations and Changes in Net Assets.

In 2017, the Company entered into an operating lease agreement for office space which will expire in 2028 and provide for aggregate rental payments of approximately $6,437,500. The lease agreement contains clauses whereby the Company will receive free rent for a specified number of months and credit towards construction of office improvements and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in 2023. Rental expense approximated $297,100 for the six months ended June 30, 2022. The Company has the option to extend the lease for an additional five years at market rates. As of June 30, 2022, no consideration has been given to extending this lease. Minimum rental commitments under this operating lease are approximately:

2022	$312,000
2023	631,000
2024	663,000
2025	663,000
2026	663,000
Thereafter	1,216,000
Total Remaining Lease Payments	4,148,000
Effect of Present Value Discounting	(372,769)
Present Value of Future Office Lease Payments	$3,775,231

OTHER MATTERS (Unaudited)

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5 on pages 13-14. Prospective purchases of Common and Preferred Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2022 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

On April 21, 2022, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made a semi-annual certification, included in a filing with the SEC on Form N-CSR as of December 31, 2021 relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

GENERAL AMERICAN INVESTORS
COMPANY, INC.

SEMI-ANNUAL REPORT

June 30, 2022

A Closed-End Investment Company

listed on the New York Stock Exchange

530 FIFTH AVENUE

NEW YORK • NY 10036

212-916-8400 • 1-800-436-8401

E-mail: InvestorRelations@gainv.com

www.generalamericaninvestors.com

DIRECTORS*

Spencer Davidson, Chairman

Arthur G. Altschul, Jr.	Rose P. Lynch
Rodney B. Berens	Jeffrey W. Priest
Clara E. Del Villar	Savannah Sachs
John D. Gordan, III	Henry R. Schirmer
Betsy F. Gotbaum

(*The Company is a stand-alone fund.)

OFFICERS

Jeffrey W. Priest, President and Chief Executive Officer

Anang K. Majmudar, Senior Vice-President

Andrew V. Vindigni, Senior Vice-President

Craig A. Grassi, Vice-President

Liron Kronzon, Vice-President

Sally A. Lynch, Vice-President

Eugene S. Stark, Vice-President, Administration;
Principal Financial Officer & Chief Compliance Officer

Samantha X. Jin, Treasurer

Linda J. Genid, Corporate Secretary

Connie A. Santa Maria, Assistant Corporate Secretary

SERVICE COMPANIES

Counsel Sullivan & Cromwell LLP Independent Auditors Ernst & Young LLP Custodian and Accounting Agent State Street Bank and Trust Company	Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 1-800-413-5499 www.amstock.com

ITEM 2. CODE OF ETHICS.

Not applicable to this semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) General American Investors Company, Inc. Common Stock (GAM)

Period 2022	(a) Total Number of shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
01/01-01/31	28,258	$41.4873	28,258	2,005,893
02/01-02/28	13,572	40.0631	13,572	1,992,321
03/01-03/31	7,936	42.6939	7,936	1,984,385
04/01-04/30	60,054	41.1891	60,054	1,924,331
05/01-05/31	159,301	37.3486	159,301	1,765,030
06/01-06/30	150,133	36.7089	150,133	1,614,897
Total for the period	419,254		419,254

Note -	The Board of Directors has authorized the repurchase of the registrant’s common stock when the shares are trading at a discount from the underlying net asset value of at least 8%. This represents a continuation of the repurchase program which began in March 1995. As of the beginning of the period, January 1, 2022, there were 2,034,151 shares available for repurchase under the aforementioned extension of such authorization. As of the end of the period, June 30, 2022, there were 1,614,897 shares available for repurchase under this program.

(b) General American Investors Company, Inc. Preferred Stock (GAMpB)

Period 2022	(a) Total Number of shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
01/01-01/31	—		—	604,687
02/01-02/28	—		—	604,687
03/01-03/31	—		—	604,687
04/01-04/30	—		—	604,687
05/01-05/31	—		—	604,687
06/01-06/30	—		—	604,687
Total for period	—		—

Note -	The Board of Directors has authorized the repurchase of the registrant's preferred stock when the shares are trading at a price not in excess of $25.00 per share. As of the beginning of the period, January 1, 2022, there were 604,687 shares available for repurchase under such authorization. As of the end of the period, June 30, 2022, there were 604,687 shares available for repurchase under this program.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors as set forth in the registrant's Proxy Statement, dated February 18, 2022.

ITEM 11. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of June 30, 2022, an evaluation was performed under the supervision and with the participation of the officers of General American Investors Company, Inc. (the "Registrant"), including the principal executive officer ("PEO") and principal financial officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of June 30, 2022, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal period that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13. EXHIBITS

(a)	(1)	The code of ethics disclosure required by Item 2 is not applicable to this semi-annual report.

(2)	See separate certifications (Exhibit 99 CERT) for each of the principal executive officer and the principal financial officer of the Registrant pursuant to Rule 30a-2(a) under the Investment Company Act of 1940.

(3)	Written solicitation to purchase securities is not applicable to this semi-annual report.

(4)	Change in independent public accountant is not applicable to this semi-annual report.

(b)	A certification (Exhibit 99.906 CERT) by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

General American Investors Company, Inc.

By:	/s/ Eugene S. Stark
Eugene S. Stark
Vice-President, Administration

Date: August 5, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey W. Priest
Jeffrey W. Priest
President and Chief Executive Officer
(Principal Executive Officer)

Date: August 5, 2022

By:	/s/ Eugene S. Stark
Eugene S. Stark
Vice-President, Administration
(Principal Financial Officer)

Date: August 5, 2022